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FIRST NATIONAL BANCORP, INC.                      [LOGO]
                                                          78 N. Chicago Street
                                                          Joliet, Illinois 60431
October 4, 1996                                           Telephone 815 726-4371


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 1, 1996, the Registrant dismissed the firm of McGladrey & Pullen, LLP (M&P) as independent certified public accountants of the Registrant.

The change in independent certified accountants was approved by the Board of Directors.

M&P performed audits of the financial statements for the two years ended December 31, 1995 and 1994. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 1995, and from December 31, 1995 through the effective date of the M&P termination, there have been no disagreements between the Registrant and M&P on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused M&P to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 1995, and from December 31, 1995 until the effective date of the dismissal of M&P, M&P did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That the information had come to M&P's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to M&P's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
     (ii) may cause it be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, M&P did not so expand the scope of its audit or conduct such further investigation;

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That the information had come to M&P's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.


On October 1, 1996, the Registrant engaged the firm of Crowe, Chizek and Company LLP as independent certified accountants for the Registrant.


During the two years ended December 31, 1995, and from December 31, 1995 through the engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there were no discussions with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit that might be rendered on the financial statements, or any related item.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

          1. Letter of M&P dated October 1, 1996




                                     [LOGO]
                  FIRST NATIONAL PLAZA, JOLIET, ILLINOIS 60431
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                                  [LETTERHEAD]


                                 October 1, 1996


Mr. Jack Podlesny
Senior Vice President
First National Bancorp, Inc.
78 North Chicago St.
Joliet, Illinois 60431

Dear Mr. Podlesny

This is to confirm that the client-auditor relationship between First National Bancorp, Inc. (Commission File Number 0-15123) and McGladrey & Pullen, LLP, independent accountants, has ceased.

                                        Sincerely,

                                        McGLADREY & PULLEN, LLP

                                        /s/ Tim Martin
                                        Timothy J. Martin, Partner

c:   Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C. 20549



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